Investor Presentation September 2017

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 Certain statements contained herein may contain certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect our current views with respect to certain events that could have an effect on our future financial performance, including but without limitation, statements regarding our plans, objectives, and future success of our store concepts, the implementation of our previously announced restructuring program, and implementation of our program to increase the sales volume and profitability of our existing brands through four previously announced focus areas. These statements may address items such as future sales, gross margin expectations, SG&A expectations, operating margin expectations, planned store openings, closings and expansions, future comparable sales, inventory levels, and future cash needs. These statements relate to expectations concerning matters that are not historical fact and may include the words or phrases such as "expects," "believes," "anticipates," "plans," "estimates," "approximately," "our planning assumptions," "future outlook," and similar expressions. Except for historical information, matters discussed in such oral and written statements are forward-looking statements. These forward- looking statements are based largely on information currently available to our management and on our current expectations, assumptions, plans, estimates, judgments and projections about our business and our industry, and are subject to various risks and uncertainties that could cause actual results to differ materially from historical results or those currently anticipated. Although we believe our expectations are based on reasonable estimates and assumptions, they are not guarantees of performance and there are a number of known and unknown risks, uncertainties, contingencies, and other factors (many of which are outside our control) that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Accordingly, there is no assurance that our expectations will, in fact, occur or that our estimates or assumptions will be correct, and we caution investors and all others not to place undue reliance on such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, general economic and business conditions, conditions in the specialty retail industry, the availability of quality store sites, the ability to successfully execute our business strategies, the ability to achieve the results of our restructuring program, the ability to achieve the results of our four focus areas, the integration of our new management team, and those described in Item 1A, “Risk Factors” and in the “Forward-Looking Statements” disclosure in Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our Form 10- K. There can be no assurance that the actual future results, performance, or achievements expressed or implied by such forward-looking statements will occur. Investors using forward-looking statements are encouraged to review the Company's latest annual report on Form 10-K, its filings on Form 10-Q, management's discussion and analysis in the Company's latest annual report to stockholders, the Company's filings on Form 8-K, and other federal securities law filings for a description of other important factors that may affect the Company's business, results of operations and financial condition. All written or oral forward-looking statements that are made or attributable to us are expressly qualified in their entirety by this cautionary notice. The Company does not undertake to publicly update or revise its forward looking statements even if experience or future changes make it clear that projected results expressed or implied in such statements will not be realized. Forward-Looking Language 2

Chico's FAS Operates a Differentiated Portfolio of Women's Fashion Apparel Brands

FY 2016 Total Revenue $2.5 billion

~20% Digital Commerce Penetration[1]

Growing our footprint in Mexico (franchise) and Canada

SALES (MILLIONS)[1]



$344
14%
$846
34%
$1,286
52%

chico's.



Iconic brand with a cult-like following of loyal customers of women 45+ years

- 578 frontline boutiques across the U.S., Canada and Puerto Rico
- 117 outlets
- 61 franchise locations in Mexico

WHITE HOUSE BLACK MARKET



Aspirational and sophisticated styles fill a niche for fashionable women 35+ years

- 421 frontline boutiques across the U.S., Canada and Puerto Rico
- 70 outlets

Soma



Intimate apparel brand that caters to a vastly underserved intimates market focusing on women 35+ years

- 273 frontline boutiques across the U.S. and Puerto Rico
- 19 outlets
- 32 franchise locations in Mexico

Note: All store counts as of Q2 2017
[1] FY 2016

chico's FAS INC

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Commitment to long-term SHAREHOLDER VALUE CREATION COMMITMENT TO SERVICE that we believe is unique Intensified FINANCIAL DISCIPLINE LOYAL CUSTOMER BASE we know well through capturing customer information on over 90% of our transactions Leading OMNI-CHANNEL CAPABILITIES THREE POWERFUL, DIFFERENTIATED BRANDS that serve attractive consumer segments with moderate to high income levels Our Shareholder Value Proposition Is Based on Key Company Differentiators to Drive Sustainable Growth and Value Creation 4 We are confident in our future and our ability to drive value creation

We Are Transforming Our Company for Success in a Rapidly Changing Industry 5 We completed Phase I and are now actively executing on Phases II and III PHASE I PHASE II PHASE III Development of four focus areas to drive profitable growth and value creation Executing on cost savings and operational efficiency initiatives to prepare Chico’s FAS for the third phase Defining and igniting new sources of revenue for our iconic brands

We Have Identified and Prioritized Four Clear Focus Areas to Improve Performance and Increase Shareholder Value 6 Integrate our digital and physical retail environments to have the agility to meet our customers’ expectations as their relationship with digital platforms evolve Leverage the connection we have with our loyal customers and attract new customers through marketing, brand-representative merchandise, and unparalleled service Develop algorithms and models to drive and enable real-time decision-making to improve how we go to market, stock our product, interact with our customers and how they interact with us Drive further savings through leveraging our shared services model, optimizing our expenses, driving a high ROI on marketing spend and facilitating value creation EVOLVE THE CUSTOMER EXPERIENCE STRENGTHEN OUR BRANDS’ POSITIONING LEVERAGE ACTIONABLE RETAIL SCIENCE SHARPEN OUR FINANCIAL PRINCIPLES PHASE III PHASE II PHASE I

We Are Executing on Our Four Focus Areas Across Our Brands 7 PHASE III PHASE I EVOLVE THE CUSTOMER EXPERIENCE • Optimize Website with Flexible Framework • Replacement of “Locate” System to Enhance Ship from Store • Enhance in-Store Associate iPad Application – “Customer Book” STRENGTHEN BRAND POSITIONING • New Brand and Marketing Leadership • Refining Brand positioning at Chico’s and Soma • Brand-right Core Offerings – Petites, Zenergy, Travelers, Swim, Sport, Dresses, Denim, Wovens, Accessories LEVERAGE ACTIONABLE RETAIL SCIENCE • Customer Data Used to Optimize Merchandise Cadence and Choice Counts • Psychographic Analysis to Refine Chico’s Brand Positioning • Behavioral Segmentation for Personalized Marketing SHARPEN FINANCIAL PRINCIPLES • Strategic Promotional Activity Across Brands to Drive Merchandise Margin Expansion • Conservative Inventory Management with Ability to Chase • Disciplined Capital and Expense Allocation • Active and Meaningful Shareholder Distribution PHASE II

Last Year, We Announced Cost Savings and Operational Efficiency Initiatives with Expected Annual Savings of $100-$110 Million 8 Within the first year of our announced goal, we realized $30 million of savings and we expect to save $50 million this year 1 2 3 4 $30-$40 MM $30 MM $15 MM $25 MM $100-$110 MM of Total Savings 120-155 bps 100 bps 40-80 bps 100 bps Organizational Redesign Supply Chain Efficiency Marketing Realignment & Spend Optimization Non-Merch Procurement Supply Chain Efficiency Marketing Realignment & Spend Optimization Non-Merchandise Procurement Organizational Redesign Announced Cost Savings PHASE III PHASE I PHASE II

PHASE I PHASE II PHASE III

International Growth Remains a Virtually Untapped Opportunity for Us

After testing and learning with wholly-owned and franchised international operations, we are deepening our existing market penetration and focusing on entering select new markets

Phase 1: Test & Learn

Establish a presence in select lower risk markets

- ✓ Enter Canada first due to its geographical and cultural proximity to the U.S.
- ✓ Enter franchise market with geographic and cultural proximity – Mexico

Phase 2: Expand

Deepen penetration in existing markets and selectively enter new markets

- Continue to expand in markets with geographical and psychological proximity and advancing socioeconomic development
- Deploy business model in geographically distant markets with similar cultural proximity

Phase 3: Sustain

Drive productivity and operational efficiency

- Improve operational efficiency with current franchisees
- Explore growth opportunities in culturally diverse markets

International Development Model


Complexity of Operations
Profit
Sustain
Expand
Test & Learn
Investment
Time

- Build foundational capabilities
- Acquire in-market know-how
- Begin building a global brand

- Increase penetration, customize capabilities
- Capitalize and scale
- Develop brand globally, locally

- Expand to more diverse markets
- Drive comps
- Generate cash flow

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We Can Target International Opportunities as a Lever for Long-Term Growth 10 53% 28% 22% 19% 18% 17% 16% 7% 0% Median: 18% Select Peer International Sales as % of Revenue1 Apparel Retail Market Growth by Region 2.1% 2.5% 2.2% 10.0% 8.5% 7.4% 7.6% 1.4% 0.1% 3.4% 3.7% 3.4% 22.5% 11.9% 7.1% 7.0% 3.0% 2.4% USA Canada North America Latin America Middle East and Africa Asia Pacific Eastern Europe Australia Western Europe 2010-2015 CAGR 2016E-2020E CAGR Source: Euromonitor 1 Percentage of CY2015 total sales outside of the United States PHASE I PHASE II PHASE III There are significant expansion opportunities in Latin America and EMEA

We Also Have Opportunity for Partnerships, as We Follow Our Loyal Customers Where Life Takes Them 11 INTERNATIONAL 1 PARTNERSHIPS 2 LICENSING 3 Forming a new business development team as part of our organizational redesign Tasked with seeking new avenues of revenue growth for our brands Thoughtful and methodical approach to growth PHASE I PHASE II PHASE III

Comparable sales1 Down High Single Digit Percentage 53rd week sales2 $30 Million Gross margin Decline of 75 – 100 Basis Points S&A expense Reduction of $50 – $60 Million Fiscal 2017 Full Year Outlook, as of Q2 2017 Earnings Release 12 1 As a result of hurricanes Harvey and Irma, a combined total of 325 stores were closed for an average of approximately 4 days during Q3 2017, the impact of which was not included in the outlook provided on 08/30/17 in the Company’s Q2 2017 release 2 53rd Week Sales are an incremental positive impact to Comparable Sales for FY 2017

$70.7 $6.4 $(5.2) $147.5 $166.6 $123.4 $203.6 $98.2 $162.7 $112.2 $199.1 2006A 2007A 2008A 2009A 2010A 2011A 2012A 2013A 2014A 2015A 2016A 13 Over the Last 10 Years, We Have Demonstrated Consistent and Robust Free Cash Flow Generation… Source: Company filings and Capital IQ Note: Free cash flow is calculated as net cash provided by operating activities less purchases of property and equipment Free Cash Flow Over Time Economic Recession Economic Recovery Economic Growth With our announced cost reduction and operating efficiency initiatives, we expect continued improvement in free cash flow

…Enabling Our Capital Allocation Strategy Focused on Value Creation 14 Chico’s FAS Capital Allocation Strategy Strong balance sheet with minimal debt Capital expenditures declining over time (3% of revenues in the medium term) as investments in existing stores and technology replace former store growth strategy Active and meaningful share repurchase program, — returned 118% of free cash flow since 2010 vs. a median of 99% for peers Meaningful dividend program, with a 2.7% dividend yield and moderate historical annual increases Source: Company filings and Capital IQ Note: $ figures may not sum to total due to rounding 1 Capital returned includes dividends and share repurchases, which are calculated gross of withholding tax for comparability with peers; free cash flow is calculated as cash flow from operations, less capital expenditures. Peers as defined in Chico’s FAS proxy statement Since 2010, Over $1.2 Billion Has Been Returned to Shareholders Since 2015, $491 million returned to shareholders through dividends and share repurchases, representing 1.6x free cash flow1 $28 $34 $35 $38 $46 $44 $42 $19 $183 $112 $252 $18 $303 $102 $48 $217 $146 $290 $64 $347 $144 2010A 2011A 2012A 2013A 2014A 2015A 2016A Dividends Share Repurchases

We Are Well-Positioned for Profitable Growth and Value Creation 15 Powerful, Iconic and Differentiated Brands Strong Customer Loyalty Leading Omni- Channel Capabilities Significant Operational Improvement Changes Underway Talented and Seasoned Management Team 1 2 3 4 5

Supplemental Detail on Free Cash Flow (Non-GAAP Financial Measure)

Free cash flow is a non-GAAP financial measure which the Company defines as net cash provided by operating activities less purchases of property and equipment. We believe free cash flow, when used in conjunction with GAAP measures, provides investors with a meaningful analysis of our ability to generate cash for discretionary and non-discretionary items after deducting purchases of property and equipment.

Free cash flow is not a measure of financial performance under GAAP and should be considered in addition to, and not as a substitute for, operating cash flows or other financial measures prepared in accordance with GAAP. Our method of determining non-GAAP financial measures may differ from other companies' methods and therefore may not be comparable to those used by other companies.

A reconciliation of net cash provided by operating activities on a GAAP basis to free cash flow on a non-GAAP basis is presented in the table below:

Chico's FAS, Inc. and Subsidiaries

Free Cash Flow

(Unaudited)

(in millions)

	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
Net cash provided by operating activities	$ 289.0	$ 208.6	$ 99.4	$ 215.4	$ 239.6	$ 255.2	$ 368.3	$ 236.7	$ 282.5	$ 197.0	$ 230.7
Less: Purchases of property and equipment, net	(218.3)	(202.2)	(104.6)	(67.9)	(73.0)	(131.8)	(164.7)	(138.5)	(119.8)	(84.8)	(31.6)[1]
Free cash flow	$ 70.7	$ 6.4	$ (5.2)	$ 147.5	$ 166.6	$ 123.4	$ 203.6	$ 98.2	$ 162.7	$ 112.2	$ 199.1

[1] Includes $16.2 million from proceeds from sale of land

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